UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2021

RBC BEARINGS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-51486	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center

Oxford, CT 06478

(Address of principal executive offices, including zip code)

(203) 267-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	ROLL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

In connection with the filing of a Registration Statement on Form S-3 (the “Registration Statement”) by RBC Bearings Incorporated (the “Company”) on the date hereof, the Company is filing herewith certain financial information of ABB Asea Brown Boveri Ltd’s Dodge Mechanical Power Transmission Business (“Dodge”) and certain pro forma condensed combined financial information related to the Company’s pending acquisition of Dodge (the “Pending Acquisition”) and certain transactions related thereto, including the Company’s potential equity and debt financing transactions to finance the Pending Acquisition (collectively, the “Transactions”). As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 26, 2021, the Company entered into a Stock and Asset Purchase Agreement on July 24, 2021 pursuant to which the Company agreed to acquire Dodge from ABB Asea Brown Boveri Ltd. The Pending Acquisition remains pending and subject to customary closing conditions.

Included in this Current Report on Form 8-K are (a) Dodge’s audited combined financial statements and related notes (the “Dodge Audited Financial Statements”) as of December 31, 2020 and 2019 and for the years then ended and the related report of KPMG AG, its independent auditors, which are included as Exhibit 99.1 hereto and incorporated herein by reference, (b) Dodge’s unaudited condensed combined financial statements and related notes (the “Dodge Unaudited Interim Financial Statements” and, together with the Dodge Audited Financial Statements, the “Dodge Financial Statements”), consisting of the combined balance sheet of Dodge as of June 30, 2021, the related combined statements of income and comprehensive income of Dodge for the three and six months ended June 30, 2021 and 2020, and the combined statements of changes in equity and cash flows of Dodge for the six months ended June 30, 2021 and 2020, which are included as Exhibit 99.2 hereto and incorporated herein by reference, and (c) the Company’s unaudited pro forma condensed combined financial information (the “Pro Forma Financial Information”), which is derived from the Company’s consolidated financial statements, the Dodge Financial Statements and gives effect to the Transactions, including an unaudited pro forma condensed combined balance sheet as of July 3, 2021 and unaudited pro forma condensed combined statements of operations for the three months ended July 3, 2021 and the year ended April 3, 2021, which are included as Exhibit 99.3 hereto and incorporated herein by reference.

The Pro Forma Financial Information has been prepared solely for informational purposes. As a result, the Pro Forma Financial Information is not intended to represent and does not purport to be indicative of what the combined company financial condition or results of operations would have been had the Transactions occurred at an earlier date or on the dates assumed. In addition, the Pro Forma Financial Information does not purport to project the future financial condition and results of operations of the Company. The actual results of the Company, including the final terms of any of the Transactions described therein, may differ significantly from those reflected in the Pro Forma Financial Information. Furthermore, this Current Report on Form 8-K is being provided solely for informational purposes and is not an offer to sell or the solicitation of an offer to buy any security.

Dodge is a leading manufacturer of mounted bearings and mechanical products with market-leading brand recognition. Dodge manufactures a complete line of mounted bearings, enclosed gearing and precision components across a diverse set of industrial end markets. Dodge primarily operates across the construction and mining aftermarket, food & beverage, warehousing and general machinery verticals.

Item 9.01 Financial Statements and Exhibits.

(a) Dodge Audited Financial Statements

Dodge’s audited combined financial statements and related notes as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 and the related report of KPMG AG, its independent auditors, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Dodge Unaudited Interim Financial Statements

Dodge’s unaudited condensed combined financial statements and related notes as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(c) Pro Forma Financial Information

The Company’s unaudited pro forma condensed combined financial information giving effect to the Transactions, which includes its unaudited pro forma condensed combined balance sheet as of July 3, 2021 and its unaudited pro forma condensed combined statements of operations for the year ended April 3, 2021 and the three months ended July 3, 2021, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of KPMG AG, independent auditors of Dodge.
99.1	Audited combined financial statements and related notes of Dodge as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 and the related report of KPMG AG, its independent auditors.
99.2	Unaudited condensed combined financial statements and related notes of Dodge as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020.
99.3	Unaudited pro forma condensed combined financial information of RBC Bearings Incorporated and Dodge and related notes.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement as to Forward-Looking Information

This Current Report on Form 8-K and the exhibits attached hereto include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are subject to the “safe harbor” created by those sections, including statements regarding the Pending Acquisition, potential equity and debt financing transactions related thereto, the impact of the Transactions on the Company’s financial results, the presentation of Pro Forma Financial Information and the timing, terms and other conditions of the Transactions. Forward-looking statements represent the Company’s current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. Among those risks and uncertainties are the satisfaction of closing conditions related to the Pending Acquisition, market conditions, including market interest rates, the trading price and volatility of the Company’s common stock and risks relating to the Company’s business, including those described in periodic reports that the Company files from time to time with the SEC. The Company may not consummate any of the Transactions or achieve the results indicated by the Pro Forma Financial Information. Additional information regarding these and other risks and uncertainties is contained in the Company’s periodic filings with the SEC, including, without limitation, the risks identified under the heading “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended April 3, 2021. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date hereof, and the Company does not undertake to update the statements included herein for subsequent developments, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2021

RBC BEARINGS INCORPORATED

By:	/s/ John J. Feeney
	Name:	John J. Feeney
	Title:	Vice President, General Counsel & Secretary